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CONFIDENTIAL DRAFT May 4, 2013 Project Intrepid Discussion Materials EXHIBIT (C)(14)

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CONFIDENTIAL DRAFT
Table of Contents

Executive Summary I
Financial Summary II
Financial Analysis III
A. Cosmic
B. Intrepid Midstream
C. Pro Forma Analysis
Supplemental Financial Analysis IV
A. Relative Valuation
B. Additional Pro Forma Analysis
C. Other

CONFIDENTIAL DRAFT I. Executive Summary 3

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Transaction Overview
1. Cosmic Holdings acquires Intrepid Holdings GP from Intrepid
Holdings GP stakeholders for cash
2. Intrepid distributes 100% of its Intrepid Midstream LP
ownership interest pro rata to existing Intrepid unitholders
3. Intrepid acquires Cosmic General Partner, IDRs, and some
portion of Cosmic Holdings’ interest in Cosmic (or pro forma
Intrepid Midstream units) in exchange for Intrepid units
(debt-free)
4. Intrepid Midstream acquires Cosmic from Cosmic Holdings
and public unitholders in a unit-for-unit exchange plus a
one-time cash payment. Closing of this step not a condition
of GP transaction described above.
Summary Pro Forma LP Ownership

___________________________________
Source: Intrepid Management.
Intrepid Midstream
Intrepid
(units in millions)
Cosmic
Unitholders
24%
Cosmic
Holdings
29%
Intrepid
Unitholders
37%
Public
Unitholders
20%
Intrepid
5%
Existing
Unitholders
71%
GP Transaction MLP Merger
Adjustments Adjustments
SQ (+) (-) PF (+) (-) PF
Intrepid Midstream
Intrepid 56.4 (56.4) - 7.1 7.1
Intrepid Unitholders - 56.4 56.4 56.4
Public Unitholders 29.5 29.5 29.5
Cosmic Holdings - - 21.2 21.2
Cosmic Unitholders - - 36.5 36.5
Units Outstanding
85.9 85.9
150.7
Intrepid
Cosmic Holdings - 53.8 53.8 53.8
Existing Unitholders 131.8 131.8 131.8
Units Outstanding 131.8 185.6 185.6
Cosmic
Intrepid - 6.674 6.7 (6.7) -
Cosmic Holdings 26.5 (6.674) 19.8 (19.8) -
Public Unitholders 34.1 34.1 (34.1) -
Units Outstanding 60.6
60.6
-
Cosmic
Holdings
14%

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CONFIDENTIAL DRAFT
Transaction Structure
5
___________________________________
Source: Management.
GP Control
LP Interest,GP
Control + IDRs
LP Interest
100% Interest
LP Interest,
GP Control +
IDRs
Status Quo Organizational Structure
Intrepid
Holdings GP
Cosmic Holdings
Remaining
Operating Assets
Cosmic
Cosmic
Public
Unitholders
Pro Forma Partnership Organizational Structure
Cosmic Holdings
Intrepid
Remaining
Operating Assets
Intrepid
Midstream
Former Cosmic
Operating Assets
Intrepid
Public
Unitholders
Intrepid Mid.
Public
Unitholders
100% Interest
LP Interest+
GP Control
GP Control+
IDRs
LP Interest
100% Interest
Intrepid Mid.
Public
Unitholders
Intrepid
Midstream
Intrepid
Public
Unitholders
LP Interest
LP Interest
LP Interest

Intrepid

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CONFIDENTIAL DRAFT
Financial Snapshot

___________________________________
Source: Management, Company filings, FactSet as of 5/3/2013.
Note: Intrepid and Intrepid Midstream financial information per 2/28/13  balance sheets provided by management. All forward-looking metrics represent Wall
Street consensus views unless noted otherwise. Offer price represented for Cosmic includes ~$25 million pro rata cash distribution to Cosmic Unitholders.
(1) Balance sheet information as of 12/31/12 from 424B5 filed 3/19, pro forma for CMM acquisition.
(2) Reflects LP and GP equity value. Includes GP and IDR cash flow valued at LP yield.
(3) Enterprise value / unlevered DCF per 2/23/13 Morgan Stanley Research Estimates.
(4) Initial quarterly distribution.
(5) FY1 (year ending 9/30/14) per Management projections.
(6) Assumes incremental debt to fund special distribution.
(3)
(4)
(5)
(5)
Pro forma Intrepid
Midstream equity
valued at status quo
unit price (implied 6.9%
yield)
Intrepid Post-Spin
equity value reflects
distribution of Intrepid
Midstream units to
Intrepid unitholders
(3)
(5)
(4)
(6)
($ in millions, except per unit
figures)
Status Quo Pro Forma
Intrepid Intrepid
Midstream Midstream
Unit Price as of 5/03/13 $24.55 $22.30 $23.85 $26.68 $24.55 $11.40
52-week High 26.01 22.45 29.12 29.12 26.01
52-week Low 18.31 13.32 19.90 19.90 18.31
Equity Value
(2)
$2,242 $2,938 $1,721 $1,925 $4,171 $2,115
Enterprise Value $2,963 $3,269 $2,445 $2,649 $5,652 $2,450
Price / 2013E Cash Flow 14.2x 17.7x 12.2x 13.6x 13.9x
Price / 2014E Cash Flow 11.9x 14.9x 10.6x 11.9x 11.9x
Enterprise Value / 2013E EBITDA 15.0x 19.7x 13.7x 14.8x 15.0x
Enterprise Value / 2014E EBITDA 11.0x 18.2x 10.7x 11.6x 11.3x
Minimum Quarterly Distribution $0.3700 NA $0.3000 $0.3000 $0.3700
Current LP Quarterly Distribution $0.3950 $0.2900 $0.5100 $0.5100 $0.4250
Current Yield 6.4% 5.2% 8.6% 7.6% 6.9%
Distribution CAGR – IPO to Last Qtr 5.4% (0.3%) 10.1% 10.1% NA
Distribution CAGR – Current to 2014E 9.4% 9.5% 4.6% 4.6% 13.5%
LP/GP Allocation 50% / 50% NA 50% / 50% 50% / 50% 50% / 50%
Current % of CF to IDR 6.0% NA 14.0% 14.0% 11.3%
Cash $4 $2 $0 $0 $4
Total Debt 725 331 725 725 1,486
Net Debt $721 $329 $725 $725 $1,481
Net Debt / 2013E EBITDA 3.7x 4.1x 4.1x 3.9x
Net Debt / LTM EBITDA 6.0x 6.5x 6.5x 6.4x
Intrepid
Pre-Spin
Cosmic
(1)
Intrepid
Post-Spin
Cosmic @ Offer
Price
(1)

CONFIDENTIAL DRAFT II. Financial Summary 7

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Cosmic
of natural gas and NGL price environment
Forecast Model from Cosmic Management
wedge capital
to grow significantly; Barnett activity grows
steadily
Intrepid and Intrepid Midstream
Midstream operating models provided by Intrepid
to Cosmic during due diligence
wedge capital
Forecast Assumptions

___________________________________
Source: Intrepid Management.
Cosmic
certain dry gas regions and curtails some production
plans assumed in the “Base Case”
Model from Intrepid Management
capital
Barnett; Reduced growth in the dry gas areas of the
Fayetteville as compared to the “Base Case”; No
growth forecast in the Granite Wash
Intrepid and Intrepid Midstream
Intrepid Midstream operating models provided by
Intrepid to Greenhill
capital
Marc I does not re-contract the remaining 100
MMcf/d of available capacity (Intrepid Midstream)
Commonwealth Pipeline and Seneca Lake Gas
Storage growth projects are removed (Intrepid
Midstream)
Tres Palacios EBITDA remains flat at
approximately $26mm during the projection
period (Intrepid)
Base Cases
“Challenge” Cases
Assumes current strip pricing for future estimates
Projections per “Base Case” in Cosmic 5-Year
Projections do not include any unidentified
Marcellus and Fayetteville production projected
Projections per “Base Case” Intrepid and Intrepid
Projections do not include any unidentified
Assumes more challenging economics for producers in
Projections per Cosmic Adjusted EBITDA Forecast
Projections do not include any unidentified wedge
Contraction projected in the dry gas areas of the
Projections per “Challenge Case” Intrepid and
Projections do not include any unidentified wedge
Key assumption differences from “Base Case”:

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CONFIDENTIAL DRAFT
Intrepid Midstream Forecast
$224
$243
$261
$288
$217
$232
$238
$241
FY2014 FY2015 FY2016 FY2017
$173
$183
$196
$221
$167
$176
$180
$183
FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$68
$140
$194
$2
$46
$47
$2 $2
FY2014 FY2015 FY2016 FY2017
$1.70
$1.75
$1.79
$1.89
$1.67
$1.71
$1.74
$1.75
FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management.
($ in millions, except per unit figures)
Challenge Case
Base Case
9%
4%
Three Year
CAGR
9%
3%
4%
2%

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CONFIDENTIAL DRAFT
Cosmic Forecast
$201
$262
$298
$332
$199
$239
$267
$289
FY2014 FY2015 FY2016 FY2017
$149
$197
$228
$254
$143
$173
$195
$210
FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$98
$76
$72
$65
$101
$63
$55
$53
FY2014 FY2015 FY2016 FY2017
$2.12
$2.38
$2.61
$2.82
$2.04
$2.19
$2.36
$2.48
FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management.
(1) Does not incorporate unidentified Wedge capex.
($ in millions, except per unit figures)
Challenge Case
Base Case
(1)
18%
13%
Three Year
CAGR
20%
14%
10%
7%
Cases Used by Intrepid
Management

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CONFIDENTIAL DRAFT
Cosmic Forecast
EBITDA
Distributable Cash Flow

___________________________________
Source: Management.
(1) Does not incorporate unidentified Wedge capex.
($ in millions)
$232
$326
$407
$487
$201
$262
$298
$332
$184
$202
$217
$231
FY2014 FY2015 FY2016 FY2017
$170
$242
$310
$373
$149
$197
$228
$254
$132
$138
$149
$157
FY2014 FY2015 FY2016 FY2017
Cases Provided by Cosmic
Base Case
(1)
Downside Case
Upside Case

CONFIDENTIAL DRAFT III. Financial Analysis 12

CONFIDENTIAL DRAFT A. Cosmic 13

CONFIDENTIAL DRAFT
NAV – Cosmic

Implied Perpetuity Growth Rates
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Base Case
Challenge Case
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Cosmic calendar year distributions adjusted to conform to
Intrepid Midstream’s fiscal year
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Cosmic Base Case
Exit Yield
###### 9.0% 7.5% 6.0%
16% $24.66 $28.12 $33.31
14% 26.16 29.87 35.43
12% 27.79 31.77 37.74
Exit Yield
###### 9.0% 7.5% 6.0%
16% $21.96 $25.00 $29.56
14% 23.28 26.54 31.43
12% 24.72 28.22 33.47
Exit Yield
9.0% 7.5% 6.0%
16% 6.4% 7.9% 9.4%
14% 4.6% 6.0% 7.5%
12% 2.8% 4.2% 5.7%

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CONFIDENTIAL DRAFT
Selected Cosmic Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/3/13.
(1) GP and IDR cash flow valued at LP yield.
($ in millions, except per unit figures)
Implied Valuation
A B C D E F G H I J K L
Total Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2014E
Company 5/3/13
Value
(1)
Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Access Midstream Partners $42.48 $8,574 $11,121 4.4% 5.3% 4% 4.6% 75 / 25 14% 4% 16%
Atlas Pipeline Partners LP 36.48 2,604 3,823 6.5% 7.7% 6% 6.9% 75 / 25 3% 2% 15%
American Midstream Partners,  LP 18.01 171 297 9.6% 9.6% 0% 9.6% 98 / 2 3% (4%) 0%
Crosstex Energy LP 18.78 1,894 2,873 7.0% 8.1% 4% 7.3% 75 / 25 3% 0% 12%
DCP Midstream Partners LP 48.06 3,793 5,447 5.8% 6.4% 22% 7.4% 51 / 49 10% 1% 8%
EQT Midstream Partners 46.38 1,648 1,626 3.2% 4.0% 0% 3.2% 98 / 2 6% 6% 20%
Eagle Rock Energy Partners LP 8.76 1,404 2,465 10.0% 10.5% 0% 10.0% 100 / 0 (8%) 0% 4%
Markwest Energy Partners LP 60.70 9,107 11,585 5.5% 6.3% 0% 5.5% 100 / 0 12% 1% 11%
Regency Energy Partners LP 25.54 5,741 8,523 7.2% 7.6% 3% 7.4% 75 / 25 4% 0% 4%
Summit Midstream Partners LP 27.46 1,372 1,563 6.1% 6.8% 0% 6.1% 98 / 2 10% 2% 9%
Southcross Energy Partners LP 21.61 542 749 7.4% 7.6% 0% 7.4% 98 / 2 0% 0% 2%
Targa Resources Partners LP 46.63 6,406 8,882 6.0% 6.8% 23% 7.8% 50 / 50 13% 3% 10%
Western Gas Partners 59.73 7,761 9,045 3.6% 4.4% 17% 4.4% 50 / 50 13% 4% 17%
Median $2,604 $3,823 6.1% 6.8% 3% 7.3% 6% 1% 10%
Mean 3,924 5,231 6.3% 7.0% 6% 6.7% 6% 1% 10%
Low $171 $297 3.2% 4.0% 0% 3.2% (8%) (4%) 0%
High 9,107 11,585 10.0% 10.5% 23% 10.0% 14% 6% 20%
Cosmic $23.85 $1,721 $2,445 8.6% 9.0% 14% 9.9% 50 / 50 10% 0% 5%
Cosmic
Cosmic Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 10.5% 6.8% 4.0%
Base $2.12 $20.19 $30.97 $52.86
Challenge 2.08 19.81 30.38 51.87
Median $20.00 $30.67 $52.36

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Selected Cosmic Asset Transaction Comparables
Selected Asset Transactions

Implied Valuation
Cosmic Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 EBITDA 9.0x 13.5x 18.5x
Base 201 1,809 2,714 3,719
Challenge 199 1,791 2,687 3,682
$ / LP Unit
Base 8.87 23.80 40.39
Challenge 8.57 23.36 39.78
Median $8.72 $23.58 $40.09
(8)
($ in millions, except per unit figures)
A B C D E F
Date Transaction Forward EBITDA
Announced Acquirer Seller(s) Assets Value ($MM) Multiple
4/16/13 Atlas Pipeline Partners LP TEAK Midstream LLC Eagle Ford G&P assets $1,000 9.0x
(1)
12/3/12 Atlas Pipeline Partners LP Cardinal Midstream LLC G&P assets in the Arkoma Woodford basin and gas treating in multiple basins 600 10.0x
(2)
11/15/12 Targa Resources Partners LP Saddle Butte Pipeline LLC Bakken gathering assets, processing plant and crude terminal 950 13.7x
(3)
5/7/12 MarkWest Energy Partners LP Rex Energy Two Marcellus gas processing plants and a gas gathering system 512 18.3x
(4)
4/10/12 Penn Virginia Resource Partners LP Chief Oil and Gas Six Marcellus natural gas gathering systems 1,000 18.5x
(5)
3/20/12 Williams Partners LP Caiman Energy LLC Marcellus gathering and processing subsidiary 2,500 9.5x
(6)
12/22/11 Williams Partners LP Delphi Midstream Partners Marcellus Gathering System 748 13.5x
(7)
Median $950 13.5x
Mean $1,044 13.2x
Low $512 9.0x
High
$2,500 18.5x
(1)
TV / “forward” EBITDA per Wells Fargo research note dated 4/17/13.
(2)
TV / 2013 EBITDA per APL press release.
(3)
TV / 2013 EBITDA per NGLS press release.
(4)
TV / 2013 EBITDA per MWE press release.
(5)
TV and post-closing 2012 capex/ 2012 EBITDA per Bank of America Merrill Lynch Research. Projected EBITDA growth implies 6.0 – 6.5x 2014 multiple.
(6)
TV and $1.3 billion in post-closing capital expenditures / 2014 EBITDA as disclosed on post-announcement analyst call.
(7)
NTM multiple per Bank of America Merrill Lynch research note dated 12/23/11.
(8)
Value calculated using projected 9/30/2013 balance sheet information and unit count. LP unit value adjusted for $450 million GP value.
___________________________________
Source: Company filings, Press Releases, IHS Herold.
Note: Screen reflects transaction within past two years greater than $500 million in total value. Excludes related-party transactions.

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CONFIDENTIAL DRAFT
Selected Cosmic Corporate Transaction Comparables
Selected Public MLP Transactions

___________________________________
Source: Company filings, Press Releases, Dealogic.
Implied Valuation
A B C D E F G H
Date Offer Price Est. FY1 Implied
Announced Acquirer Seller(s) Assets ($ / LP Unit) Distribution Yield Premium
1/30/13 Kinder Morgan Energy Partners LP Copano Energy LLC G&P systems in OK, TX and WY $40.92 $2.30 5.6% 24%
2/23/11 Enterprise Product Partners LP Duncan Energy Partners LP Natural gas and NGL infrastructure in TX and LA 43.82 1.86 4.2% 35%
6/29/09 Enterprise Product Partners LP TEPPCO Partners LP Gas, NGL and Crude transportation infrastructure 30.71 2.90 9.4% 18%
6/12/06 Plains All American Pipeline LP Pacific Energy Partners LP Crude pipeline systems 35.49 2.29 6.5% 11%
11/1/04 Valero LP Kaneb PipeLine Partners LP Pipeline and terminal assets 61.50 3.42 5.6% 21%
12/15/03 Enterprise Products Partners LP Gulfterra Energy Partners LP Gulf of Mexico gathering infrastructure 41.27 2.79 6.8% 2%
Median $41.10 $2.79 6.0% 19%
Mean $42.29 $2.59 6.3% 18%
Low $30.71 $1.86 4.2% 2%
High
$61.50 $3.42 9.4% 35%
Cosmic
Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 9.4% 6.0% 4.2%
Base $2.12 $22.45 $35.12 $49.95
Challenge $2.04 $21.60 $33.79 $48.06
Median $22.03 $34.46 $49.00

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Analyst Price Targets

___________________________________
Source: Bloomberg as of 5/3/13.
A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Simmons & Co. 3/21/2013 Mark L Reichman Overweight $30.00 26%
Ladenburg Thalmann & Co. 3/19/2013 Eduardo Seda Buy 32.50 36%
Barclays 2/28/2013 Heejung Ryoo Equalweight 27.00 13%
RBC Capital Markets 2/27/2013 TJ Schultz Sector Perform 26.00 9%
Hilliard Lyons 2/27/2013 Joel Havard Long-term Buy 32.00 34%
Median $30.00 26%
Mean $29.50 24%
Low $26.00 9%
High $32.50 36%

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CONFIDENTIAL DRAFT
$24.66
$21.96
$20.00
$8.72
$22.03
$26.00
$37.74
$33.47
$52.36
$40.09
$49.00
$32.50
Base
Case
Challenge Case Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Analyst
Price
Targets
Cosmic Valuation Summary

NAV Analysis
Offer
Price
$26.68
(1)
Comparable Transactions
___________________________________
(1) As of 5/3/2013. Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.41 cash per Cosmic unit.
($ / Unit)

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CONFIDENTIAL DRAFT
Selected Energy Transaction Premiums

___________________________________
Source: Company filings, Press Releases, Dealogic, FactSet.
(1) Includes impact of Preferred units converted to common prior to close.
(2) Reflects 41.5% interest acquired at revised offer price.
(3) Purchase price reflects 73.33% LP interest acquired from public unitholders.
(4) Includes $25 million cash consideration. Value reflects LP equity value.
A B C D E F G H
Equity Premium
Announcement Purchase Spot Average
Date Target Acquiror
Price
1-Day 1-Week 1-Month % Stock
1/30/2013 Copano Energy LLC Kinder Morgan Energy Partners LP $3,842
(1)
24 22 24 100
2/23/2011 Duncan Energy Partners LP Enterprise Products Partners LP 1,051
(2)
35 35 36 100
6/29/2009 Teppco Partners LP Enterprise Products Partners LP 3,223 18 17 27 100
6/12/2006 Pacific Energy Partners LP Plains All American Partners LP 1,023
(3)
11 11 14 100
11/1/2004 Kaneb Services LP Valero LP 1,742 21 19 19 100
12/15/2003
GulfTerra Energy Co LLC
Enterprise Products Partners LP 2,935 2 3 3 100
Median $2,339 19% 18% 21%
Low $1,023 2% 3% 3%
High $3,842 35% 35% 36%
Cosmic Intrepid Midstream $1,642 12% 12% 9%
(4)

CONFIDENTIAL DRAFT B. Intrepid Midstream 21

Discount Rate

Discount Rate

Discount Rate

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CONFIDENTIAL DRAFT
NAV – Intrepid Midstream

Implied Perpetuity Growth Rate
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Distribution forecast based on Intrepid Midstream
management projections
Base Case
Challenge Case
Exit Yield
$0.00 8.0% 6.5% 5.0%
14% 5.6% 7.0% 8.6%
12% 3.7% 5.2% 6.7%
10% 1.9% 3.3% 4.8%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $18.31 $21.31 $26.10
12% 19.44 22.66 27.80
10% 20.68 24.13 29.66
Exit Yield
###### 8.0% 6.5% 5.0%
14% $19.49 $22.72 $27.88
12% 20.71 24.17 29.71
10% 22.03 25.75 31.70

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CONFIDENTIAL DRAFT
Selected Intrepid Midstream Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/3/13.
(1) GP and IDR cash flow valued at LP yield.
($ in
millions,
except per
unit figures)
Implied Valuation
A B C D E F G H I J K L
Total
Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2014E
Company 5/3/13 Value
(1)
Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Blueknight Energy Partners, L.P. $8.67 $478 $685 5.4% 6.6% 0% 5.4% 98 / 2 (12%) 2% 17%
Boardwalk Pipeline Partners LP 30.27 7,656 11,191 7.0% 7.1% 7% 7.5% 50 / 50 6% 0% 1%
Buckeye Partners LP 66.37 6,989 9,590 6.3% 6.4% 0% 6.3% 100 / 0 5% 0% 2%
Delek Logistics Partners LP 33.44 836 902 4.6% 5.3% 0% 4.6% 98 / 2 5% NA 12%
El Paso Pipeline Partners LP 42.50 12,492 16,624 5.8% 6.3% 25% 7.7% 50 / 50 16% 2% 7%
Enbridge Energy Partners LP 29.37 11,117 17,442 7.4% 7.7% 15% 8.7% 50 / 50 3% 0% 3%
Energy Transfer Partners LP 47.83 22,786 46,823 7.5% 7.8% 35% 11.5% 51 / 49 10% 0% 4%
Enterprise Products Partners LP 60.82 55,592 71,417 4.4% 4.8% 0% 4.4% 100 / 0 8% 2% 7%
Genesis Energy LP 47.90 3,915 4,755 4.2% 4.8% 0% 4.2% 100 / 0 8% 3% 12%
Global Partners LP 34.56 1,002 2,017 6.7% 7.5% 4% 7.0% 76 / 24 5% 2% 9%
Holly Energy Partners LP 37.03 2,218 3,104 5.2% 5.6% 0% 5.2% 98 / 2 8% 2% 7%
Lehigh Gas Partners LP 23.90 370 625 7.3% 8.5% 0% 7.3% 100 / 0 NA  NA 12%
Kinder Morgan Energy Partners LP 87.17 65,856 84,658 6.0% 6.4% 44% 10.6% 50 / 50 12% 1% 6%
Magellan Midstream Partners LP 52.04 11,820 14,075 3.9% 4.4% 0% 3.9% 100 / 0 12% 1% 11%
MPLX LP 37.92 2,904 3,235 2.9% 3.6% 0% 2.9% 98 / 2 8% 4% 21%
Martin Midstream Partners LP 41.56 1,237 1,760 7.5% 7.6% 9% 8.2% 50 / 50 4% 1% 2%
Niska Gas Storage 15.11 1,062 1,831 9.3% 9.3% 0% 9.3% 98 / 2 0% 0% 0%
NuStar Energy LP 49.09 4,408 6,259 8.9% 8.9% 11% 10.0% 75 / 25 5% 0% 0%
Oiltanking Partners L.P. 49.96 1,996 2,138 3.2% 3.8% 1% 3.3% 85 / 15 11% 4% 14%
ONEOK Partners LP 51.17 15,968 20,247 5.6% 6.1% 28% 7.7% 50 / 50 5% 1% 7%
PAA Natural Gas Storage LP 21.90 1,919 2,501 6.5% 6.7% 1% 6.6% 85 / 15 2% 0% 2%
Plains All American Pipeline Partners LP 57.45 29,186 37,077 4.0% 4.5% 30% 5.8% 50 / 50 2% 2% 9%
Rose Rock Midstream 41.00 908 1,042 4.2% 4.9% 0% 4.2% 85 / 15 12% 7% 14%
Spectra Energy Partners LP 37.35 4,740 5,563 5.3% 5.7% 12% 6.0% 50 / 50 10% 1% 6%
Sunoco Logistics Partners LP 60.48 9,098 10,959 3.8% 4.7% 28% 5.3% 50 / 50 13% 5% 18%
Susser Petroleum Partners LP 30.50 668 713 5.7% 6.6% 0% 5.7% 100 / 0 0% 0% 11%
TC Pipelines Partners LP 43.06 2,350 3,035 7.2% 7.5% 0% 7.2% 98 / 2 4% 0% 3%
Tesoro Logistics LP 63.29 3,102 3,437 3.1% 4.0% 5% 3.3% 75 / 25 18% 4% 22%
TransMontaigne Partners LP 46.15 765 943 5.5% 6.2% 11% 6.2% 50 / 50 6% 0% 9%
Williams Partners LP 51.52 30,535 38,178 6.6% 7.3% 28% 9.2% 50 / 50 13% 2% 8%
Median
$3,509 $4,096 5.7% 6.4% 2% 6.2% 6% 1% 8%
Mean
10,466 14,094 5.7% 6.2% 10% 6.5% 7% 2% 9%
Low
$370 $625 2.9% 3.6% 0% 2.9% (12%) 0% 0%
High
65,856 84,658 9.3% 9.3% 44% 11.5% 18% 7% 22%
Intrepid Midstream $24.55 $2,242 $2,963 6.4% 7.2% 6% 6.8% 50 / 50 5% 1% 9%
Intrepid Mid
Intrepid Midstream Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 9.3% 6.4% 3.6%
Base $1.70 $18.26 $26.66 $46.71
Challenge $1.67 $17.94 $26.19 $45.89
Median $18.10 $26.43 $46.30

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Analyst Price Targets

___________________________________
Source: Bloomberg as of 5/3/13.
A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Guzman & Co. 4/10/2013 Hinds Howard Outperform $27.00 10%
JP Morgan 3/21/2013 Jeremy Tonet Overweight 26.00 6%
Robert W. Baird & Co. 2/6/2013 Ethan Bellamy Neutral 24.00 (2%)
Stifel 2/6/2013 Selman Akyol Buy 26.00 6%
Barclays 2/6/2013 Brian Zarahn Overweight 26.00 6%
Credit Suisse 1/9/2013 Brett Reilly Outperform 28.00 14%
Median $26.00 6%
Mean $26.17 7%
Low $24.00 (2%)
High $28.00 14%

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Intrepid Midstream Valuation Summary

Current
Price
$24.55
NAV Analysis
Base Case Challenge Case Comparable
Companies
Price Targets
$19.49
$18.31
$18.10
$24.00
$31.70
$29.66
$46.30
$28.00

CONFIDENTIAL DRAFT C. Pro Forma Analysis 26

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT

Exchange Ratio Analysis
Cosmic / Intrepid Midstream
__________________________________
Source: FactSet as of 5/3/2013.
Adjusted Offer Price: 1.087x
0.850x
0.950x
1.050x
1.150x
1.250x
1.350x
1.450x
1.550x
1.650x
1.750x
Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13
Current 20-Day VWAP 3 Months 6 Months 1 Year Since IPO Adjusted Offer Price
Average Exchange Ratio
Current 0.971x
20-Day VWAP 1.019x
3 Months 1.038x
6 Months 1.018x
1 Year 1.077x
Since IPO 1.171x
Transaction
20-Day VWAP 1.019x
With 5% Premium 1.070x
1.087x Adjusted For Cash
(1)
(1) Includes ~$0.41 / unit cash consideration.

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CONFIDENTIAL DRAFT
Contribution Analysis – Intrepid Base Case

___________________________________
Source: Management Forecast.
Note: All forward-looking projections reflect fiscal year ending September 30, unless otherwise noted.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
(2) Assumes 12% discount rate and 6.5% terminal yield for Intrepid Midstream; 14% discount rate and 7.5% terminal yield for Cosmic.
Cosmic
Intrepid Midstream
($ in millions)
Cosmic Base Case
(1)
Cosmic Challenge Case
(1)
NAV Analysis
(2)
Adjusted Deal
Price
1.087x
Implied Implied
ER Premium
0.971x 0%
1.087x 12%
1.169x 20%
1.444x 49%
1.547x 59%
1.154x 19%
1.329x 37%
1.402x 44%
1.236x 27%
1.098x 13%
59%
57%
55%
50%
48%
55%
52%
50%
53%
56%
41%
43%
45%
50%
52%
45%
48%
50%
47%
44%
@ Market
@ Deal Price
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
Cosmic Base case
Cosmic Challenge Case

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ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Contribution Analysis – Intrepid Challenge Case

___________________________________
Source: Management Forecast.
Note: All forward-looking projections reflect fiscal year ending September 30, unless otherwise noted.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
(2) Assumes 12% discount rate and 6.5% terminal yield for Intrepid Midstream; 14% discount rate and 7.5% terminal yield for Cosmic.
Cosmic
Intrepid Midstream
($ in millions)
59%
57%
54%
49%
46%
55%
51%
49%
52%
55%
41%
43%
46%
51%
54%
45%
49%
51%
48%
45%
@ Market
@ Deal Price
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
Cosmic Base case
Cosmic Challenge Case
Adjusted Deal
Price
1.087x
Implied Implied
ER Premium
0.971x 0%
1.087x 12%
1.196x 23%
1.478x 52%
1.646x 69%
1.180x 21%
1.360x 40%
1.491x 54%
1.318x 36%
1.171x 21%
Cosmic Base Case
(1)
Cosmic Challenge Case
(1)
NAV Analysis
(2)

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CONFIDENTIAL DRAFT
Detailed Transaction Build-up

___________________________________
Source: Management Assumptions, public filings, FactSet as of 5/3/13.
(1) 20-day VWAP as of 5/3/13.
GP Transaction MLP Merger
($ in millions, except per unit figures; units in millions except where stated)
4. Cosmic / Intrepid Merger
Cosmic Current Unit Price
(1)
$24.46
Premium 5.0%
Purchase Price / Unit $25.68
Cosmic Total Units Outstanding 60.578
Equity Purchase Price $1,555.8
Intrepid Mid Current Unit Price
(1)
$24.00
Intrepid Mid Units Issued 64.822
Exchange Ratio 1.070
Beginning Cosmic Units Held by Intrepid 6.674
Exchange Ratio 1.070
Intrepid Mid Units Issued to Intrepid 7.141
5. Cash Consideration to Cosmic
Cash Payment $25.0
Cosmic Units Outstanding 60.578
Special Distribution $0.41
Portion of Cash Consideration to Intrepid for Cosmic Units $2.9
1. Distribution of Intrepid Mid Units
Beginning Intrepid Mid Units Owned by Intrepid 56.399
Less: Intrepid Mid Units Retained by Intrepid 0.000
Intrepid Mid Units Distributed to Unitholders 56.399
Current Intrepid Mid Unit Price
(1)
$24.00
Value of Intrepid Mid Units Distributed $1,353.7
Intrepid Units Outstanding 131.750
Intrepid Unit Price
(1)
$21.67
Intrepid Market Cap $2,855.0
Less: Market Value of Distributed Units ($1,353.7)
Intrepid PF Market Cap $1,501.4
Implied Unit Price $11.40
Intrepid Mid Units Distributed 56.399
Intrepid Units Outstanding 131.750
Intrepid Mid Units Distributed / Intrepid Unit 0.428
2. Intrepid Acquires Cosmic GP/IDRs
GP Purchase Price $450.0
Intrepid Implied Unit Price (Post-Spin) $11.40
Intrepid Units Issued to Cosmic Holdings 39.489
3. Intrepid Acquires Cosmic Units from Cosmic Holdings
Cosmic Holdings Target Interest 29.0%
Intrepid Units Outstanding 131.750
Cosmic Holdings Target Units 53.813
Less: Intrepid Units Held by Cosmic Holdings (39.489)
Incremental Intrepid Units to Cosmic Holdings 14.324
Intrepid Implied Unit Price (Post-Spin) $11.40
Value of Intrepid Units Issued $163.2
Cosmic Unit Price
(1)
$24.46
Cosmic Units Acquired From Cosmic Holdings 6.674

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CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid Midstream
Base Case (Intrepid Midstream and Cosmic)

___________________________________
Source: Intrepid Management Projections.
(1) Per Intrepid management; primarily reflect cost savings.
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 -             -             -             -             $223.5 $242.7 $260.9 $287.5
CMLP Adjusted EBITDA -             -             -             -             201.1      262.4      298.5      332.4      201.1      262.4      298.5      332.4
Synergies -             -             -             -             5.0         10.0        15.0        15.0        5.0         10.0        15.0        15.0
Total Adjusted EBITDA 223.5 242.7 260.9 287.5 206.1 272.4 313.5 347.4 429.6 515.0 574.4 634.9
Interest Expense (Net) (43.1) (51.9) (57.0) (57.7) (49.0)      (53.0)      (53.7)      (56.8)      (92.1) (104.9) (110.7) (114.5)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9)        (7.6)        (8.6)        (11.1)      (14.9) (15.4) (16.8) (19.7)
Total Available Cash 173.5 183.0 195.6 221.2 (56.9) (60.6) (62.3) (67.9) 322.6 394.7 446.8 500.7
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 146.2 150.7 158.9 173.2 266.3 303.2 331.0 358.6
Distributions Paid to GP 19.0 23.6 27.4 37.4 40.9 72.7 94.5 118.3
Total Distributions Paid 165.2 174.2 186.3 210.6 307.2 375.9 425.6 476.9
Beginning Common Units 85.903    85.903    85.903    91.728    64.821    150.724 153.888 157.635 161.988
New Units Issued - - 5.825      - 3.165      3.746      4.353      0.726
Ending Common Units 85.903    85.903    91.728    91.728    153.888 157.635 161.988 162.713
Average Common Units Outstanding 85.903    85.903    88.816    91.728    152.306 155.762 159.811 162.351
DCF ($ / LP Unit) $1.75 $1.80 $1.84 $1.95 $1.80 $2.01 $2.14 $2.28
Accretion / (Dilution) (%) 2.8% 11.2% 16.1% 17.3%
Paid Distribution ( $ / LP Unit) $1.70 $1.75 $1.79 $1.89 $1.75 $1.95 $2.07 $2.21
Accretion / (Dilution) (%) 2.8% 11.0% 15.8% 17.0%
Beginning Total Deb $777.9 $837.2 $969.0 $1,004.0 $857.6 $1,635 $1,711 $1,810 $1,932
Drawdown / (Repayment) 59.3 131.8 35.0 (8.5) 75.1 99.0 122.4 21.8
Ending Total Debt $837.2 $969.0 $1,004.0 $995.5 $1,711 $1,810 $1,932 $1,954
Debt / EBITDA 3.7x 4.0x 3.8x 3.5x 4.0x 3.5x 3.4x 3.1x
($ in millions, except per unit figures; units in millions, except where stated)
(1)

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CONFIDENTIAL DRAFT
Intrepid Midstream
DCF / LP Unit Accretion / Dilution Sensitivities
Intrepid Midstream Base Case
Intrepid Midstream Challenge Case

___________________________________
Source: Management projections.
Cosmic Challenge Case
Cosmic Base Case
2.8%
11.2%
16.1%
17.3%
2.2%
6.7%
10.5%
10.3%
FY2014 FY2015 FY2016 FY2017
3.9%
12.8%
18.4%
22.7%
3.2%
8.2%
12.5%
14.9%
FY2014 FY2015 FY2016 FY2017

Discount Rate

Discount Rate

Discount Rate

Discount Rate

Discount Rate

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CONFIDENTIAL DRAFT
Intrepid Midstream NAV Accretion
Base Case

___________________________________
Source: Management projections.
Note: based on NAV Analysis methodology outlined in Section III.
Status Quo
% Accretion /
(Dilution)
Pro Forma
($ / LP Unit)
Cosmic Base Case
Cosmic Challenge  Case
Exit Yield
######
8.0% 6.5% 5.0%
14% $21.28 $24.83 $30.51
12% 22.61 26.42 32.52
10% 24.06 28.16 34.71
Exit Yield
8.0% 6.5% 5.0%
14% 9.2% 9.3% 9.4%
12% 9.2% 9.3% 9.5%
10% 9.2% 9.4% 9.5%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $22.47 $26.24 $32.28
12% 23.89 27.94 34.41
10% 25.43 29.78 36.74
Exit Yield
8.0% 6.5% 5.0%
14% 15.3% 15.5% 15.8%
12% 15.4% 15.6% 15.9%
10% 15.4% 15.7% 15.9%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $19.49 $22.72 $27.88
12% 20.71 24.17 29.71
10% 22.03 25.75 31.70

Discount Rate

Discount Rate

Discount Rate

Discount Rate

Discount Rate

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CONFIDENTIAL DRAFT
Intrepid Midstream NAV Accretion
Challenge Case

___________________________________
Source: Management projections.
Note: based on NAV Analysis methodology outlined in Section III.
Status Quo
% Accretion /
(Dilution)
Pro Forma
($ / LP Unit)
Cosmic Base Case
Cosmic Challenge  Case
Exit Yield
###### 8.0% 6.5% 5.0%
14% $21.91 $25.57 $31.43
12% 23.28 27.21 33.50
10% 24.78 29.00 35.76
Exit Yield
8.0% 6.5% 5.0%
14% 19.6% 20.0% 20.4%
12% 19.7% 20.1% 20.5%
10% 19.8% 20.2% 20.6%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $20.69 $24.12 $29.62
12% 21.98 25.67 31.57
10% 23.39 27.35 33.69
Exit Yield
8.0% 6.5% 5.0%
14% 13.0% 13.2% 13.5%
12% 13.1% 13.3% 13.5%
10% 13.1% 13.3% 13.6%
Exit Yield
###### 8.0% 6.5% 5.0%
14% $18.31 $21.31 $26.10
12% 19.44 22.66 27.80
10% 20.68 24.13 29.66

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CONFIDENTIAL DRAFT
Implied Exchange Ratios With Each Method
Intrepid Midstream Base Case

1.191x
1.056x
1.105x
1.083x
1.265x
1.127x 1.131x
1.161x
0.778x
0.693x
0.432x
0.355x
0.897x
0.929x
1.936x
1.717x
2.893x
1.633x
1.996x
1.354x
Cosmic
Base
Case
Cosmic
Challenge
Case
Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Price
Targets
NAV Analysis
Adjusted
Exchange
Ratio
1.087x
(1)
Comparable Transactions
(2)
High/Low, Low/High
Low/Low, High/High
___________________________________
(1)
Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.41 cash per Cosmic unit.
(2)
Valuation method only used for Cosmic. Intrepid Midstream value derived from current market value.

2.061x
1.347x
1.272x
0.831x
1.828x
1.199x
1.128x
0.740x
2.893x
1.131x
1.105x
0.432x
1.633x
0.355x
1.996x
0.897x
1.354x
1.161x
1.083x
0.929x
Cosmic Base Case
Cosmic Challenge Case
Comparable Companies
Asset Transactions
Public MLP Transactions
Price Targets

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CONFIDENTIAL DRAFT
Implied Exchange Ratios With Each Method
Intrepid Midstream Challenge Case

NAV Analysis
Adjusted
Exchange
Ratio
1.087x
(1)
___________________________________
(1) Offer price for Cosmic unit consists of 1.070 Intrepid Midstream units to be issued per Cosmic unit plus $0.41 cash per Cosmic unit.
(2) Valuation method only used for Cosmic. Intrepid Midstream value derived from current market value.
Low/Low, High/High
High/Low, Low/High
Comparable Transactions
(2)

IV. Supplemental Financial Analysis 37 CONFIDENTIAL DRAFT

CONFIDENTIAL DRAFT A. Relative Valuation 38

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CONFIDENTIAL DRAFT
Consolidated Value Impact

___________________________________
(1) Calculated using midpoint of discount and exit yield range. Assumes 5% yield and 18% discount rate for Intrepid; 6.5% yield and 12%
discount rate for Intrepid Midstream.
(2) Assumes Cosmic and Intrepid base case forecast.
(3) Reflects GP / LP cash flow split at Intrepid Midstream. Does not reflect Intrepid operating assets or LP units held.
82.2%
85.3%
86.5%
88.5%
17.8%
14.7%
13.5%
11.5%
FY2017
FY2016
FY2015
FY2014
Status Quo Pro Forma
75.2%
77.8%
80.7%
86.7%
24.8%
22.2%
19.3%
13.3%
FY2017
FY2016
FY2015
FY2014
Consolidated
Value Split (2)
LP / GP
Distributable
Cash Flow
Split (3)
($ in millions, except per unit
figures; units in millions, except
where stated)
GP
22.5%
LP
77.5%
GP
28.1%
LP
71.9%
Intrepid
Midstream Intrepid
NAV/Unit
(1)
$24.17 $21.58
Units Outstanding 85.9 131.8
Total NAV $2,076 $2,843
Less GP Assets
Intrepid Mid Units ($1,363)
Operating Assets (879)
GP Holdco Value $601
Combined
Total Value $2,076 $601 $2,677
% of Combined 77.5% 22.5%
Intrepid
Midstream Intrepid
NAV/Unit
(1)
$27.94 $14.70
Units Outstanding 150.7 185.6
Total NAV $4,210 $2,727
Less GP Assets
Intrepid Mid Units ($199)
Operating Assets (879)
GP Holdco Value $1,649
Combined
Total Value $4,210 $1,649 $5,859
% of Combined 71.9% 28.1%

Discount Rate

Discount Rate

Discount Rate

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CONFIDENTIAL DRAFT
Exit Yield
7.5% 5.0% 2.5%
40% 30.2% 33.3% 36.6%
30% 20.9% 23.8% 26.8%
20% 11.6% 14.3% 17.1%
Exit Yield
###### 7.5% 5.0% 2.5%
40% $343 $466 $834
30% 443 609 1,104
20% 589 816 1,499
Exit Yield
$753 7.5% 5.0% 2.5%
40% $248 $335 $595
30% 319 436 787
20% 422 583 1,067
NAV – Cosmic Holdings GP

Implied Perpetuity Growth Rate
Valuation Range
___________________________________
Source: Management projections.
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 GP cash flow
Distributions are discounted to valuation date using a range of discount rates
Forecasted GP cash flows discounted using mid-year
convention
Forecast based on Cosmic management projections
Cosmic Base Case
($ in millions)
Base Case
Challenge Case

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CONFIDENTIAL DRAFT
General Partner Transactions

A B C D E F G H I J K L M N O P
Implied Implied (GP+IDR) Value /
Transaction % EV / Total Cash Flow GP Enterprise Cash Distribution (IDR+GP) % of Dist. Tier
Date Acquiror Target Assets Acquired Consideration Value ($MM) Premium LTM FY+1 FY+2 Value ($MM) LTM FY+1 FY+2 to IDR (LP / GP)
12/11/2012 Williams Inc.
Access Midstream Partners
LP
1% GP interest, 50% IDR interest, 34.5MM subordinated
units
Cash $1,823 41.2x 37.3x 25.9x $1,533 260.0x 147.4x 48.2x 2.0% 75 / 25
06/08/2012
Global Infrastructure
Partners
Chesapeake Midstream
Partners LP
1% GP interest, 50% IDR interest, 33.7MM LP units,
34.5MM subordinated units
Cash 2,000 21.6x 18.7x 14.5x 753 131.7x 73.1x 26.0x 0.6% 85 / 15
12/28/2010 Genesis Energy LP Genesis Energy GP 2% GP interest, 100% IDR interest Stock 665 58.5x 31.8x 25.6x 665 58.5x 31.8x 25.6x 16.4% 49 / 51
09/21/2010 Penn Virginia Resources LP Penn Virginia GP Holdings LP 2% GP interest, 100% IDR interest, 19.6MM LP units Stock 948 9% 16.8x 14.6x 14.0x 457 23.5x 17.1x 15.9x 18.5% 50 / 50
09/20/2010
Natural Resource Partners
LP
Natural Resource Partners
GP
100% IDR Interest Stock 882 24.0x 21.6x 17.1x 882 24.0x 21.6x 17.1x 24.0% 50 / 50
09/07/2010
Enterprise Products Partners
LP
Enterprise GP Holdings L.P. 2% GP interest, IDR interest, 21.6MM EPD units Stock 9,123 16% 35.3x 22.9x 21.3x 8,294 46.3x 24.3x 21.6x 13.3% 75 / 25
08/09/2010 Inergy LP Inergy Holdings LP 7.1% LP Interest, 0.7% GP Interest, 100% IDR interest Stock 2,150 5% 28.1x 25.4x 21.1x 1,946 31.2x 26.4x 22.0x 27.4% 51 / 49
07/22/2010 First Reserve/Crestwood Quicksilver Gas Services GP
1.6% GP Interest, IDR Interest, 5.7MM LP Units, 11.5MM
Sub Units, $57 N/R
Cash 644 22.2x 21.7x 18.9x 302 184.9x 137.1x 81.5x 4.1% 75 / 25
06/11/2010 Buckeye Partners Buckeye GP Holdings
0.5% GP Interest, IDR interest, 1% interest in BPL's
operating partnerships
Stock 1,161 32% 26.7x 24.4x 22.3x 1,156 26.7x 21.2x 19.2x 32.3% 55 / 46
05/11/2010 Energy Transfer Equity Regency GP 100% GP interest Stock 300 NM 34.5x 19.2x 300 NA 44.1x 23.8x 1.7% 75 / 25
12/17/2009 Quintana Capital Genesis Energy GP All DNR's Class A membership interests in GP Cash 85 15.4x 10.3x 6.1x 96 15.4x 10.3x 6.1x 9.7% 51 / 49
03/03/2009
Magellan Midstream
Partners, LP
Magellan Midstream
Holdings, LP
1.989% GP Interest, 100% IDR Interest Stock 1,148 25% 12.9x 11.4x 9.8x 1,148 12.9x 11.4x 9.8x 29.1% 50 / 50
09/05/2007
MarkWest Energy Partners,
LP
MarkWest Hydrocarbon, Inc. 2% GP Interest, 100% IDR Interest, 4.9MM LP Units Mix 734 22% 20.4x 20.6x 15.5x 576 22.4x 22.8x 16.0x 25.5% 50 / 50
06/18/2007 GE Financial Services Regency GP
1.8% GP Interest, 91.3% IDR Interest, 17.8MM
Subordinated Units
Cash 603 22.6x 21.2x 16.6x 217 167.2x 135.9x 47.3x 0.0% 98 / 2
04/03/2007
ArcLight, Kelso, Lehman
Brothers
Buckeye GP 63% of GP Interest & IDR Interest Cash 412 24.6x 23.0x 20.3x 648 24.7x 20.3x 18.2x 29.4% 55 / 45
06/19/2006
Morgan Stanley Capital
Group
Transmontaigne Inc. 2% GP Interest, 100% IDR Interest Cash 539 23% 54.5x 52.6x 44.1x 357 NA NA NA 0.0% 98 / 2
06/12/2006
Plains All American Pipeline
LP
Pacific Energy Partners
2% GP Interest, 100% IDR Interest, 2.6MM LP Units, 7.8MM
Subordinated Units, Remaining balance of LP units
Mix 700 27.9x 26.4x 23.8x 391 182.1x 130.4x 88.9x 1.4% 85 / 15
02/23/2005
Enterprise GP Holdings
(EPCO, Inc.)
TEPPCO GP 2% GP Interest, 100% IDR Interest Mix 1,100 14.8x 14.1x 13.0x 1,000 14.8x 14.0x 12.9x 30.0% 50 / 50
11/01/2004 Valero LP Kaneb Services 2% GP Interest, 100% IDR Interest Cash 545 38% 19.6x 18.6x 17.6x 252 23.7x 22.1x 20.0x 8.2% 70 / 30
09/16/2004 ONEOK, Inc. Northern Border GP 1.7% GP Interest, 85% IDR Interest, 0.5MM Common Units Mix 175 15.8x 16.4x 16.3x 181 16.2x 16.9x 16.7x 5.0% 75 / 25
All Transactions
Median 22% 22.6x 21.6x 18.3x 25.7x 22.8x 20.0x
Mean 21% 26.5 23.4 19.2 70.3 48.8 28.2
High Split Transactions
Median 22% 18.6x 17.6x 14.8x 22.9x 18.7x 16.0x
Mean 19% 23.0 18.5 15.7 24.2 18.5 15.5
Cosmic GP Holdings
(1)
22.1x 16.1x 10.2x 22.1x 16.1x 10.2x
_____________________________________
Source: Company filings; Herold; Dealogic.
($ in millions)
(1)
Calculated using projected cash flows to GP per Cosmic Management Base Case projections. FY+1 reflects 12 months ending 9/30/14; FY + 2 reflects 12 months ending 9/30/15; LTM reflects 12 months ending 9/30/13.

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G H I J K L
Market LP Units MLP Distibution Growth
Unit Equity Value of Mkt Value / 2014E Current IPO to Latest Current
Price @ Market Enterprise LP Units Equity GP & IDR Tier Current Latest Q Quarter/ to CY14E
Company 5/3/13 Value Value Held Value % of GP DCF (LP / GP) Yield CAGR Quarter CAGR
Atlas Energy LP $50.58 $2,598 $2,925 $714 27% 35% 75 / 25 2.5% 10% 15% 82%
Alliance Holdings GP 59.50 3,562 3,559 1,147 32% 63% 50 / 50 5.1% 22% 6% 11%
Crosstex Energy Inc 17.91 855 853 308 36% 34% 75 / 25 2.7% 2% 0% 42%
Energy Transfer Equity LP 58.80 16,462 20,610 3,181 19% 70% 51 / 49 4.4% 18% 3% 10%
Kinder Morgan Inc 38.85 42,131 53,543 4,263 10% 83% 50 / 50 3.9% 13% 6% 11%
Nustar GP Holdings LLC 29.75 1,268 1,285 510 40% 53% 75 / 25 7.3% 10% 0% 3%
Targa Resources Corp. 67.27 2,848 2,921 604 21% 75% 50 / 50 2.9% 34% 17% 31%
Western Gas Equity Partners LP 39.99 8,754 8,751 2,782 32% 37% 50 / 50 1.8% 0% 0% 38%
Median $2,848 $2,925 $714 27% 53% 3.4% 10% 3% 21%
Mean 8,976 10,762 1,546 26% 50% 3.8% 12% 5% 29%
Low $855 $853 $308 10% 2% 1.8% 0% 0% 3%
High 42,131 53,543 4,263 40% 83% 7.3% 34% 17% 82%
Intrepid 22.30 2,938 3,269 1,385 47% 12% 50 / 50 5.2% (4%) 0% 10%
General Partner Trading Comparables

_____________________________________
Source: Company filings, FactSet as of 5/3/2013.
($ in millions, except per unit figures)

CONFIDENTIAL DRAFT B. Additional Pro Forma Analysis 43

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Intrepid Forecast (1)
$88
$102
$113
$117
$80
$83
$86
$89
FY2014 FY2015 FY2016 FY2017
$177
$201
$222
$236
$169
$171
$173
$179
FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$8
$45
$2 $2 $2 $2 $2 $2
FY2014 FY2015 FY2016 FY2017
$1.25
$1.42
$1.58
$1.68
$1.19
$1.21
$1.23
$1.27
FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Intrepid Management.
(1) Pre-spin.
($ in millions, except per unit figures)
Challenge Case
Base Case

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ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid
GP Transaction – Base Case (All Entities)

___________________________________
Source: Intrepid Management Projections.
($ in millions, except per unit figures; units in millions, except where stated)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 - - - - $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.0 23.6 27.4 37.4 - - - - 19.0 23.6 27.4 37.4
Distributions from CMLP LP Interest - - - - 14.2 15.9 17.4 18.8 14.2 15.9 17.4 18.8
Distributions from CMLP GP Interest - - - - 27.9 43.9 58.4 70.8 27.9 43.9 58.4 70.8
Other 0.2 0.2 0.2 0.2 - - - - 0.2 0.2 0.2 0.2
Total Adjusted EBITDA 107.1 126.2 140.8 154.2 42.1 59.8 75.8 89.6 149.2 186.0 216.6 243.8
Cash Interest (13.8) (18.0) (18.9) (18.7) (0.0) (0.2) (0.3) (0.5) (13.7) (17.9) (18.6) (18.2)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) - - - - (4.0) (4.0) (4.0) (4.0)
Total Available Cash 89.4 104.2 117.9 131.5 (0.0) (0.2) (0.3) (0.5) 131.5 164.2 194.1 221.7
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 85.1 99.2 112.3 125.2 125.2 156.3 184.8 211.1
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.68 $0.79 $0.89 $1.00 $0.71 $0.88 $1.05 $1.19
Accretion / (Dilution) (%) 4.5% 11.9% 16.9% 19.7%
Paid Distribution per LP Unit $0.65 $0.75 $0.85 $0.95 $0.67 $0.84 $1.00 $1.14
Accretion / (Dilution) (%) 4.5% 11.9% 16.9% 19.7%
Beginning Total Debt      $331.2 $335.1 $374.7 $371.1 $331.2 $333.1 $369.9 $362.6
Drawdown / (Repayment) 3.9 39.7 (3.6) (4.3) 1.9 36.8 (7.2) (8.6)
Ending Total Debt $335.1 $374.7 $371.1 $366.8 $333.1 $369.9 $362.6 $354.1
Debt / EBITDA 3.1x 3.0x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid
GP Transaction & MLP Merger – Base Case (All Entities)

___________________________________
Source: Intrepid Management Projections.
($ in millions, except per unit figures; units in millions, except where stated)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 - - - - $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.0 23.6 27.4 37.4 21.9 49.2 67.1 80.9 40.9 72.7 94.5 118.3
Distributions from NRGM LP Interest - - - - 12.5 13.9 14.8 15.8 12.5 13.9 14.8 15.8
Special Distributions from NRGM Interest - - - - 2.9 - - - 2.9 - - -
Other 0.2 0.2 0.2 0.2 - - - - 0.2 0.2 0.2 0.2
Total Adjusted EBITDA 107.1 126.2 140.8 154.2 37.3 63.1 81.9 96.6 144.4 189.2 222.7 250.8
Cash Interest (13.8) (18.0) (18.9) (18.7) 0.2 0.1 (0.1) (0.3) (13.9) (18.1) (18.8) (18.4)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) - - - - (4.0) (4.0) (4.0) (4.0)
Total Available Cash 89.4 104.2 117.9 131.5 0.2 0.1 (0.1) (0.3) 126.5 167.2 199.9 228.4
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 85.1 99.2 112.3 125.2 120.5 159.2 190.4 217.5
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.68 $0.79 $0.89 $1.00 $0.68 $0.90 $1.08 $1.23
Accretion / (Dilution) (%) 0.5% 13.9% 20.3% 23.3%
Paid Distribution per LP Unit $0.65 $0.75 $0.85 $0.95 $0.65 $0.86 $1.03 $1.17
Accretion / (Dilution) (%) 0.5% 13.9% 20.3% 23.3%
Beginning Total Debt $331.2 $335.1 $374.7 $371.1 5.0 $336.3 $338.3 $375.0 $367.5
Drawdown / (Repayment) 3.9 39.7 (3.6) (4.3) 2.1 36.7 (7.5) (8.9)
Ending Total Debt $335.1 $374.7 $371.1 $366.8 $338.3 $375.0 $367.5 $358.6
Debt / EBITDA 3.1x 3.0x 2.6x 2.4x 2.3x 2.0x 1.7x 1.4x

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Intrepid
DCF / LP Unit Accretion / Dilution Sensitivities
Intrepid Base Case (1)
Intrepid Challenge Case (1)

___________________________________
Source: Management projections.
(1) Case for both Intrepid entities.
Cosmic Challenge Case
Cosmic Base Case
0.5%
13.9%
20.3%
23.3%
(0.8%)
5.3%
10.3%
11.3%
FY2014 FY2015 FY2016 FY2017
4.8%
25.4%
37.3%
45.0%
3.2%
14.5%
23.9%
28.0%
FY2014 FY2015 FY2016 FY2017
(GP Transaction and MLP Merger)
(GP Transaction and MLP Merger)

CONFIDENTIAL DRAFT C. Other 48

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G H I
S&P 500 Alerian MLP
Market Total Levered Unlevered Levered Unlevered
Public Comps Equity Value Debt Debt/Equity Tax Rate Beta Beta Beta Beta
Access Midstream Partners $8,072 $2,500 0.31x 1.6% 0.490 0.375 0.784 0.601
Atlas Pipeline Partners LP 2,402 1,180 0.49x 0.1% 1.327 0.890 1.385 0.929
American Midstream Partners,  LP 168 119 0.71x 0.0% 0.367 0.215 0.703 0.412
Crosstex Energy LP 1,776 1,040 0.59x 0.0% 1.581 0.997 1.685 1.063
DCP Midstream Partners LP 2,949 1,620 0.55x 0.5% 0.957 0.619 1.281 0.828
EQT Midstream Partners 1,615 - 0.00x 33.4% 1.305 1.305 0.683 0.683
Eagle Rock Energy Partners LP 1,404 1,061 0.76x (3.5%) 1.113 0.625 1.101 0.618
Markwest Energy Partners LP 9,107 2,523 0.28x 11.9% 0.998 0.802 1.281 1.029
Regency Energy Partners LP 5,480 2,757 0.50x 1.3% 1.204 0.805 1.516 1.013
Summit Midstream Partners LP 1,344 199 0.15x 1.6% 1.046 0.913 0.724 0.631
Southcross Energy Partners LP 531 261 0.49x 3.4% 0.483 0.327 (0.057) -0.039
Targa Resources Partners LP 4,801 2,393 0.50x 2.2% 1.112 0.748 1.380 0.928
Western Gas Partners 6,280 1,418 0.23x 3.2% 0.625 0.513 0.716 0.588
Mean 0.703 0.714
Median 0.748 0.683
Implied Levered Beta
(1)
:
Mean 1.151 1.170
Median 1.238 1.131
Cost of Capital Analysis
Cosmic

($ in millions)
______________________________________________
Source: FactSet, Federal Reserve, Ibbotson, company filings.
(1)     At 60% equity / 40% debt capital structure.
(2)     Using median.
(3)     Long-term (20-year) U.S. Treasury Coupon Bond Yield
(4)     Ibbotson long-horizon expected equity risk premium.
(5)     Based on 10-year average, annualized monthly returns of Alerian MLP (TR) index, less the 10-year average monthly 20-year treasury bill rate. Data from
(6)     Cost of equity grossed up by 1 minus the % of CF to IDR to account for incremental cash cost of MLP equity.
Alerian
S&P 500 MLP Index
Raw Beta 1.238 1.131
Risk-Free Rate 2.6% 2.6%
Equity Premium 6.7% 7.1%
Cost of Equity 10.9% 10.6%
Cost of GP + LP Equity 11.2% 10.9%
Cost of Equity
(4)
(5)
(2)
(3)
(6)
5/2/2003-5/1/2013.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G
Expected
Current - 2014E Current Implied Total Distribution Growth Current Implied Total
Company Distribution CAGR Yield Return Since IPO (CAGR) Yield Return
Access Midstream Partners 16% 4.4% 20% 14% 4.4% 18%
Atlas Pipeline Partners LP 15% 6.5% 21% 3% 6.5% 9%
American Midstream Partners,  LP 0% 9.6% 10% 3% 9.6% 12%
Crosstex Energy LP 12% 7.0% 19% 3% 7.0% 10%
DCP Midstream Partners LP 8% 5.8% 14% 10% 5.8% 16%
EQT Midstream Partners 20% 3.2% 23% 6% 3.2% 9%
Eagle Rock Energy Partners LP 4% 10.0% 14% (8%) 10.0% NM
Markwest Energy Partners LP 11% 5.5% 16% 12% 5.5% 17%
Regency Energy Partners LP 4% 7.2% 11% 4% 7.2% 11%
Summit Midstream Partners LP 9% 6.1% 15% 10% 6.1% 16%
Southcross Energy Partners LP 2% 7.4% 9% 0% 7.4% 7%
Targa Resources Partners LP 10% 6.0% 16% 13% 6.0% 19%
Western Gas Partners 17% 3.6% 21% 13% 3.6% 17%
Median 10% 6% 16% 6% 6% 14%
Mean 10% 6% 16% 6% 6% 14%
Cosmic 5% 8.6% 14% 10% 8.6% 19%
Historical Yield and Expected Total Return
Cosmic Gathering & Processing Peers
____________________________________
Sources: FactSet as of 5/3/2013, Company filings.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Cost of Capital Analysis
Intrepid Midstream

($ in millions)
Alerian
S&P 500 MLP Index
Raw Beta 0.930 1.107
Risk-Free Rate 2.6% 2.6%
Equity Premium 6.7% 7.1%
Cost of Equity 8.8% 10.4%
Cost of GP + LP Equity 9.0% 10.7%
Cost of Equity
(4)
(5)
(2)
(3)
(6)
______________________________________________
Source: FactSet, Federal Reserve, Ibbotson, company filings.
(1) At 60% equity / 40% debt capital structure.
(2) Using median.
(3) Long-term (20-year) U.S. Treasury Coupon Bond Yield
(4) Ibbotson long-horizon expected equity risk premium.
(5) Based on 10-year average, annualized monthly returns of Alerian MLP (TR) index, less the 10-year average monthly 20-year treasury bill rate. Data from
5/2/2003-5/1/2013.
(6) Cost of equity grossed up by 1 minus the % of CF to IDR to account for incremental cash cost of MLP equity.
A B C D E F G H I
S&P 500 Alerian MLP
Market Total Levered Unlevered Levered Unlevered
Public Comps Equity Value Debt Debt/Equity Tax Rate Beta Beta Beta Beta
Blueknight Energy Partners, L.P. $468 $211 0.45x 0.9% 2.480 1.713 2.297 1.587
Boardwalk Pipeline Partners LP 6,986 3,539 0.51x 0.2% 0.724 0.481 0.885 0.588
Buckeye Partners LP 6,989 2,592 0.37x 0.0% 0.904 0.660 1.115 0.814
Delek Logistics Partners LP 819 90 0.11x 0.0% 1.254 1.130 0.573 0.516
El Paso Pipeline Partners LP 9,171 4,338 0.47x 0.1% 0.720 0.489 0.850 0.577
Enbridge Energy Partners LP 9,210 6,032 0.65x 1.1% 0.810 0.492 1.066 0.647
Energy Transfer Partners LP 14,613 16,217 1.11x 2.8% 0.773 0.372 1.035 0.498
Enterprise Products Partners LP 55,592 16,900 0.30x 0.8% 0.867 0.666 1.065 0.818
Genesis Energy LP 3,915 851 0.22x 0.0% 1.132 0.930 1.385 1.138
Global Partners LP 953 1,022 1.07x 1.2% 1.034 0.502 1.280 0.622
Holly Energy Partners LP 2,174 790 0.36x 0.4% 0.804 0.590 1.212 0.890
Lehigh Gas Partners LP 370 260 0.70x 6.4% 1.585 0.957 0.785 0.474
Kinder Morgan Energy Partners LP 35,783 18,885 0.53x 2.5% 0.547 0.361 0.722 0.477
Magellan Midstream Partners LP 11,820 2,393 0.20x 0.5% 0.858 0.714 1.143 0.951
MPLX LP 2,846 11 0.00x 0.0% 1.209 1.204 0.734 0.731
Martin Midstream Partners LP 1,107 529 0.48x 4.7% 0.951 0.653 1.340 0.920
Niska Gas Storage 1,041 780 0.75x 0.0% 0.615 0.351 0.637 0.364
NuStar Energy LP 3,834 2,046 0.53x 5.9% 0.763 0.508 1.037 0.690
Oiltanking Partners L.P. 1,943 149 0.08x 0.0% 0.388 0.361 0.578 0.537
ONEOK Partners LP 11,248 4,811 0.43x 1.9% 0.654 0.461 0.907 0.639
PAA Natural Gas Storage LP 1,865 582 0.31x 0.0% 0.495 0.377 0.657 0.501
Plains All American Pipeline Partners LP    19,719 7,406 0.38x 2.9% 0.795 0.582 1.019 0.746
Rose Rock Midstream 885 135 0.15x 0.0% 0.851 0.739 0.839 0.728
Spectra Energy Partners LP 4,064 1,036 0.25x 0.4% 0.672 0.536 0.856 0.682
Sunoco Logistics Partners LP 6,332 2,313 0.37x 5.1% 0.812 0.603 1.046 0.777
Susser Petroleum Partners LP 668 200 0.30x 31.6% 0.332 0.276 0.506 0.420
TC Pipelines Partners LP 2,303 688 0.30x 0.0% 0.622 0.479 0.842 0.649
Tesoro Logistics LP 2,887 754 0.26x 0.0% 0.520 0.412 0.765 0.607
TransMontaigne Partners LP 668 184 0.28x 0.0% 0.909 0.713 1.169 0.917
Williams Partners LP 21,324 8,437 0.40x 0.1% 0.951 0.681 1.198 0.859
Mean
0.633 0.712
Median
0.559 0.665
Mean
1.045 1.176
Median
0.930 1.107
Implied Levered Beta
(1)
:

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

A B C D E F G
Expected
Current - 2014E Current Implied Total Distribution Growth Current Implied Total
Company Distribution CAGR Yield Return Since IPO (CAGR) Yield Return
Blueknight Energy Partners, L.P. 17% 5.4% 22% (12%) 5.4% NM
Boardwalk Pipeline Partners LP 1% 7.0% 8% 6% 7.0% 13%
Buckeye Partners LP 2% 6.3% 8% 5% 6.3% 12%
Delek Logistics Partners LP 12% 4.6% 17% 5% 4.6% 10%
El Paso Pipeline Partners LP 7% 5.8% 13% 16% 5.8% 22%
Enbridge Energy Partners LP 3% 7.4% 10% 3% 7.4% 10%
Energy Transfer Partners LP 4% 7.5% 11% 10% 7.5% 17%
Enterprise Products Partners LP 7% 4.4% 11% 8% 4.4% 12%
Genesis Energy LP 12% 4.2% 16% 8% 4.2% 12%
Global Partners LP 9% 6.7% 16% 5% 6.7% 12%
Holly Energy Partners LP 7% 5.2% 12% 8% 5.2% 13%
Lehigh Gas Partners LP 12% 7.3% 19% 0% 7.3% 7%
Kinder Morgan Energy Partners LP 6% 6.0% 12% 12% 6.0% 18%
Magellan Midstream Partners LP 11% 3.9% 15% 12% 3.9% 16%
MPLX LP 21% 2.9% 24% 8% 2.9% 11%
Martin Midstream Partners LP 2% 7.5% 9% 4% 7.5% 12%
Niska Gas Storage 0% 9.3% 9% 0% 9.3% 9%
NuStar Energy LP 0% 8.9% 9% 5% 8.9% 14%
Oiltanking Partners L.P. 14% 3.2% 17% 11% 3.2% 14%
ONEOK Partners LP 7% 5.6% 13% 5% 5.6% 11%
PAA Natural Gas Storage LP 2% 6.5% 9% 2% 6.5% 9%
Plains All American Pipeline Partners LP 9% 4.0% 13% 2% 4.0% 6%
Rose Rock Midstream 14% 4.2% 18% 12% 4.2% 16%
Spectra Energy Partners LP 6% 5.3% 11% 10% 5.3% 15%
Sunoco Logistics Partners LP 18% 3.8% 22% 13% 3.8% 17%
Susser Petroleum Partners LP 11% 5.7% 17% 0% 5.7% 6%
TC Pipelines Partners LP 3% 7.2% 10% 4% 7.2% 11%
Tesoro Logistics LP 22% 3.1% 25% 18% 3.1% 21%
TransMontaigne Partners LP 9% 5.5% 15% 6% 5.5% 12%
Williams Partners LP 8% 6.6% 15% 13% 6.6% 19%
Median 8% 6% 13% 6% 6% 12%
Mean 9% 6% 14% 7% 6% 13%
Intrepid Midstream 9% 6.4% 15% 5% 6.4% 12%
Historical Yield and Expected Total Return
Intrepid Midstream Transportation & Logistics Peers
____________________________________
Sources: FactSet as of 5/3/2013, Company filings.

CONFIDENTIAL DRAFT

$25
$20
$15
$10
$5
$0
MPLX $3.2
TLLP $3.4
OILT $2.1
SXL $11.0
MMP $14.1
PAA $36.3
GEL $4.8
RRMS $1.0
EPD $71.4
DKL $0.9
HEP $3.1
SEP $5.6
TLP $0.9
OKS $20.2
SUSP $0.7
EPB $16.6
KMP $86.5
BPL $9.6
Intrepid Mid $3.0
WPZ $39.2
GLP $2.0
BWP $11.2
TCLP $3.0
LGP
EEP $17.4
MMLP $1.8
ETP $47.3
NS $6.3
EQM $1.6
WES $9.0
ACMP $11.1
MWE $11.6
DPM $5.4
SMLP $8.9
NGLS $1.6
APL $3.8
RGP $2.9
SXE $8.5
XTEX $0.7
Cosmic $2.4
AMID $0.3
WGP $8.8
ATLS $2.9
XTXI $0.9
TRGP $2.9
KMI $53.5
ETE $20.6
AHGP $3.6
Intrepid $3.3
NSH $1.3
Pro Forma
Intrepid Mid $5.7
Intrepid $2.4

100%
80%
60%
40%
20%
0%
MPLX 24%
TLLP 25%
OILT 18%
SXL 22%
MMP 15%
PAA 13%
GEL 16%
RRMS 18%
EPD 11%
DKL 17%
HEP 12%
SEP 11%
TLP 14%
OKS 13%
SUSP 17%
EPB 13%
KMP 12%
BPL 9%
Intrepid Midstream 16%
WPZ 15%
GLP 16%
BWP 8%
TCLP 10%
LGP 20%
EEP 11%
MMLP 9%
ETP 11%
NS 9%
EQM 23%
WES 20%
ACMP 21%
MWE 17%
DPM 13%
SMLP 16%
NGLS 16%
APL 21%
RGP 19%
SXE 11%
XTEX 9%
Cosmic 13%
AMID 10%
WGP 38%
ATLS 84%
XTXI 44%
TRGP 34%
KMI 14%
ETE 14%
AHGP 16%
Intrepid 15%
NSH 8%

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Midstream MLP Benchmarking

__________________________________
Source: Company filings, FactSet as of 5/3/2013.
(1)     Current yield plus current to 2014E distribution growth, per Wall Street Research.
Enterprise Value
($ billions)
Total Expected Return – NTM (1)
Median: 14% Median: 16% Median: 16%
Gathering & Processing Transportation & Logistics General Partners

14%
12%
10%
8%
6%
4%
2%
0%
MPLX 2.9% 2.9%
TLLP 3.3% 3.1%
OILT 3.3% 3.2%
SXL 5.3% 3.8%
MMP 3.9% 3.9%
PAA 5.8% 4.0%
GEL 4.2% 4.2%
RRMS 4.2% 4.2%
EPD 4.4% 4.4%
DKL 4.6% 4.6%
HEP 5.2% 5.2%
SEP 6.0% 5.3%
TLP 6.2% 5.5%
OKS 7.7% 5.6%
SUSP 5.7% 5.7%
EPB 7.7% 5.8%
KMP 10.6% 6.0%
BPL 6.3% 6.3%
Intrepid Mid 6.8% 6.4%
WPZ 9.2% 6.6%
GLP 7.0% 6.7%
BWP 7.5% 7.0%
TCLP 7.2% 7.2%
LGP 7.3% 7.3%
EEP 8.7% 7.4%
MMLP 8.2% 7.5%
ETP 11.5% 7.5%
NS 10.0% 8.9%
EQM 3.2% 3.2%
WES 4.4% 3.6%
ACMP 4.6% 4.4%
MWE 5.5% 5.5%
DPM 7.4% 5.8%
SMLP 7.8% 6.0%
NGLS 6.1% 6.1%
APL 6.9% 6.5%
RGP 7.3% 7.0%
SXE 7.4% 7.2%
XTEX 7.4% 7.4%
Cosmic 9.9% 8.6%
AMID 9.6% 9.6%
WGP 1.8%
ATLS 2.5%
XTXI 2.7%
TRGP 2.9%
KMI 3.9%
ETE 4.4%
AHGP 5.1%
Intrepid 5.2%
NSH 7.3%

50%
40%
30%
20%
10%
0%
MPLX 0%
TLLP 5%
OILT 1%
SXL 28%
MMP 0%
PAA 30%
GEL 0%
RRMS 0%
EPD 0%
DKL 0%
HEP 0%
SEP 12%
TLP 11%
OKS 28%
SUSP 0%
EPB 25%
KMP 44%
BPL 0%
Intrepid Mid 6%
WPZ 28%
GLP 4%
BWP 7%
TCLP 0%
LGP 0%
EEP 15%
MMLP 9%
ETP 35%
NS 11%
EQM (0%)
WES 17%
ACMP 4%
MWE 0%
DPM 22%
SMLP 23%
NGLS 0%
APL 6%
RGP 4%
SXE 3%
XTEX 0%
Cosmic 14%
AMID 0%
WGP NA
ATLS NA
XTXI NA
TRGP NA
KMI NA
ETE NA
AHGP NA
Intrepid NA
NSH NA
Intrepid Mid 11%

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Midstream MLP Yield & IDR Participation
Current Yield and Breakeven Yield (1)
% of CF to IDRs (2)

Median: 5.5% /6.4% Median: 6.0% /7.1% Median: 3.9%
Gathering & Processing Transportation & Logistics General Partners
Median: 5.0% Median: 2.7%
Pro
Forma
(3)
___________________________________
Source: Company filings, FactSet as of 5/3/2013.
(1) Breakeven yield refers to MLP yield divided by one minus the percentage of cash flows entitled to owners of the incentive distribution rights.
(2) Cash distributed to incentive distribution rights based on the current distribution/unit.
(3) FY1 (year ending 9/30/14) cash flow split for pro forma entity per Management projections.

45x
40x
35x
30x
25x
20x
15x
10x
5x
MPLX 25.7x
TLLP 18.3x
OILT 23.2x
SXL 13.9x
MMP 18.0x
PAA 17.3x
GEL 18.3x
RRMS 14.0x
EPD 15.1x
DKL 16.9x
HEP 15.5x
SEP 20.1x
TLP 12.7x
OKS 16.4x
SUSP 14.0x
EPB 14.3x
KMP 16.8x
BPL 15.3x
Intrepid Mid 15.0x
WPZ 15.5x
GLP 10.5x
BWP 14.3x
TCLP 17.4x
LGP 12.0x
EEP 13.7x
MMLP 12.5x
ETP 14.6x
NS 12.8x
EQM 15.3x
WES 20.6x
ACMP 13.7x
MWE 17.0x
DPM 14.5x
SMLP 14.0x
NGLS 13.3x
APL 10.4x
RGP 12.2x
SXE 14.7x
XTEX 17.2x
Cosmic 13.7x
AMID 9.3x
WGP 0.0x
ATLS 29.6x
XTXI 30.6x
TRGP 26.0x
KMI 24.3x
ETE 20.2x
AHGP 18.2x
Intrepid 19.7x
NSH 13.9x
Intrepid Mid 15.0x

45x
40x
35x
30x
25x
20x
15x
10x
5x
MPLX 17.4x
TLLP 11.8x
OILT 19.4x
SXL 13.2x
MMP 15.7x
PAA 16.1x
GEL 15.2x
RRMS 7.5x
EPD 14.2x
DKL 14.6x
HEP 13.8x
SEP 17.3x
TLP 12.4x
OKS 13.2x
SUSP 11.2x
EPB 13.7x
KMP 14.5x
BPL 13.8x
Intrepid Mid 11.0x
WPZ 11.9x
GLP 10.2x
BWP 13.6x
TCLP 15.2x
LGP 10.4x
EEP 11.5x
MMLP 11.4x
ETP 12.2x
NS 10.8x
EQM 11.4x
WES 15.4x
ACMP 10.9x
MWE 11.9x
DPM 10.4x
SMLP 10.8x
NGLS 12.1x
APL 8.2x
RGP 9.3x
SXE 12.3x
XTEX 11.6x
Cosmic 10.7x
AMID 8.2x
WGP 36.8x
ATLS 20.7x
XTXI 23.5x
TRGP 20.3x
KMI 24.2x
ETE 18.2x
AHGP 17.0x
Intrepid 18.2x
NSH 13.0x
Intrepid Mid 11.3x

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Midstream MLP Valuation Multiples
EV / 2013E EBITDA
EV / 2014E EBITDA

Median: 14.8x Median: 14.2x
Median: 13.2x Median: 11.0x
Median: 25.4x
(EV / Unlevered DCF)
Gathering & Processing Transportation & Logistics General Partners
Median: 20.8x
(EV / Unlevered DCF)
Pro
Forma
Pro
Forma
__________________________________
Source: Company filings, FactSet as of 5/3/2013.
(1) Pro forma Intrepid Midstream valued at status quo unit price (6.9% yield).
(1)
(1)

CONFIDENTIAL DRAFT
Tudor, Pickering, Holt & Co., LLC is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and
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Certain employees of TPHAM are also employees of TPHCSI.
The firm, headquartered in Houston, Texas, has approximately 150 employees and offices in Denver, Colorado; and in New York, New York. Its affiliate, Tudor,
Pickering Holt & Co. International, LLP, is located in London, England.
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About The Firm

Disclosure Statement